UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 9, 2022

Cardinal Health, Inc.
(Exact Name of Registrant as Specified in Charter)

Ohio	1-11373	31-0958666
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
7000 Cardinal Place, Dublin, Ohio 43017
(Address of Principal Executive Offices) (Zip Code)
(614) 757-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares (without par value)	CAH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

Cardinal Health, Inc. (the "Company") held its 2022 Annual Meeting of Shareholders (the "Annual Meeting") on November 9, 2022. See the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on September 28, 2022 (the “Proxy Statement”) for more information on the three proposals included in the Proxy Statement for the Annual Meeting.

Proposal 1. The shareholders elected the 13 nominees listed below to the Company's Board of Directors, each to serve until the 2023 Annual Meeting of Shareholders and until their successor is duly elected and qualified or until their earlier resignation, removal from office or death, and voted as follows:

Nominee	For	Against	Abstained	Broker Non-Votes
Steven K. Barg	202,651,413	846,605	698,356	25,132,179
Michelle M. Brennan	202,664,643	849,411	682,320	25,132,179
Sujatha Chandrasekaran	202,665,819	837,984	692,571	25,132,179
Carrie S. Cox	175,425,242	28,029,748	741,384	25,132,179
Bruce L. Downey	191,511,168	11,918,084	767,122	25,132,179
Sheri H. Edison	202,223,804	1,285,528	687,042	25,132,179
David C. Evans	200,751,856	2,747,834	696,684	25,132,179
Patricia A. Hemingway Hall	198,435,528	5,013,088	747,758	25,132,179
Jason M. Hollar	202,218,082	1,285,541	692,751	25,132,179
Akhil Johri	202,136,509	1,363,909	695,956	25,132,179
Gregory B. Kenny	189,660,047	13,842,463	693,864	25,132,179
Nancy Killefer	198,492,574	5,020,073	683,727	25,132,179
Christine A. Mundkur	202,672,777	838,823	684,774	25,132,179

Proposal 2. The shareholders ratified the appointment of Ernst & Young LLP as the Company's independent auditor for the fiscal year ending June 30, 2023, and voted as follows:

For	Against	Abstained	Broker Non-Votes
220,482,418	8,302,561	543,574	—

Proposal 3. The shareholders approved, on a non-binding advisory basis, the compensation of the Company's named executive officers, and voted as follows:

For	Against	Abstained	Broker Non-Votes
184,983,772	18,266,030	946,572	25,132,179

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cardinal Health, Inc. (Registrant)

Date: November 10, 2022	By:	/s/ Jessica L. Mayer
Name: Jessica L. Mayer
Title: Chief Legal and Compliance Officer

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